EXHIBIT 4.(j)

                                     SPECIMEN

COMMON STOCK                                                     COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA                 SHARES


                                                            See reverse for
                                                            certain definitions


                                                            CUSIP 341109 106




                           FLORIDA PROGRESS CORPORATION

THIS IS TO CERTIFY THAT







IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITHOUT PAR VALUE OF

Florida Progress Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended Articles of Incorporation, as amended, of the Corporation, to all of which the holder by acceptance hereof assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation, and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned and Registered: Chemical Bank (New York)
By                            Transfer Agent and Registrar

Authorized Officer

Vice President and Treasurer

Chairman and Chief Executive Officer

                           FLORIDA PROGRESS CORPORATION

                                 ________________


     THE PROVISIONS OF THE CORPORATION'S AMENDED ARTICLES OF INCORPORATION, AS AMENDED, SHOWING THE CLASSES AND SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE DISTINGUISHING CHARACTERISTICS THEREOF ARE HEREBY INCORPORATED BY REFERENCE TO THE SAME EXTENT AS IF HEREIN SET FORTH AT LENGTH; A COPY OF SAID PROVISIONS, CERTIFIED BY AN OFFICER OF THE CORPORATION, WILL BE FURNISHED BY THE CORPORATION OR BY ITS TRANSFER AGENT, WITHOUT COST, TO AND UPON THE REQUEST OF THE HOLDER OF THIS CERTIFICATE. REQUESTS MADE MAY BE ADDRESSED TO THE SECRETARY OF FLORIDA PROGRESS CORPORATION, ST. PETERSBURG, FLORIDA, OR TO THE CORPORATION'S TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT - ........ Custodian ......
(Cust)                        (Minor)
under Uniform Gifts to Minors Act ........... (State)

Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto
[Please insert social security or other identifying number of assignee]

_______________________________________________________________________________
             [Please print or typewrite name and address of assignee]
_______________________________________________________________________________

_________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________

Notice: The signature to the assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                             ________________________________


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER OF THIS CERTIFICATE TO CERTAIN RIGHTS AS SET FORTH IN THE SHAREHOLDER RIGHTS AGREEMENT (THE "RIGHTS AGREEMENT") BETWEEN FLORIDA PROGRESS CORPORATION (THE "COMPANY") AND CHEMICAL BANK, AS SUCCESSOR TO MANUFACTURERS HANOVER TRUST COMPANY, (THE "RIGHTS AGENT") DATED AS OF NOVEMBER 21, 1991 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE, PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.